SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 10, 1999

                       SYNAPTIC PHARMACEUTICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             0-27324                                 22-285-9704
     (Commission File Number)           (I.R.S. Employer Identification No.)

                                215 College Road
                         Paramus, New Jersey 07652-1431
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (201) 261-1331




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Item 5.           Other Events.

         On September 10, 1999, Synaptic Pharmaceutical Corporation (the "Company") issued a press release announcing that its corporate partner Merck & Co., Inc. ("Merck") has discontinued commercial development of the benign prostatic hyperplasia compound identified as part of the Company's collaboration with Merck. A copy of the press release is attached as Exhibit 99 to this Form 8-K and incorporated by reference herein.






Item 7.           Exhibits.

Exhibit No.                                                     Page
-----------                                                     ----
99                Press Release dated September 10, 1999          4

















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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 14, 1999
                                 SYNAPTIC PHARMACEUTICAL CORPORATION
                                 (Registrant)

                                 By:/s/ Kathleen P. Mullinix
                                    ----------------------------------------
                                 Name:  Kathleen P. Mullinix
                                 Title:  Chairman, President and
                                           Chief Executive Officer




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                                                                Exhibit No. 99
                                                                --------------



FOR IMMEDIATE RELEASE              Contact: Kathleen P. Mullinix, Ph.D.
                                            Chairman, President and
                                             Chief Executive Officer
                                            Synaptic Pharmaceutical Corporation
                                            (201) 261-1331, ext. 103

                                            Robert D. Ferris
                                            Ruder Finn, Inc.
                                            (212) 715-1573


                   SYNAPTIC PHARMACEUTICAL BPH PROGRAM UPDATE

PARAMUS, N.J., September 10, 1999 - Synaptic Pharmaceutical Corporation (Nasdaq:
SNAP) has been informed by Merck & Co., Inc. that data from a Phase IIa clinical trial conducted by Merck has indicated that its alpha adrenergic drug development candidate for the oral treatment of benign prostatic hyperplasia
(BPH) increased urine flow acutely in humans with less apparent potential to cause the cardiovascular side effects associated with other alpha adrenergic drugs currently on the market. However, due to limited oral bioavailability and the potential for drug interactions, Merck has advised Synaptic that it is discontinuing oral development efforts.

         The clinical trials conducted by Merck served to validate one of the Company's proprietary G protein-coupled receptors as a target for drug discovery. These trials confirmed the Company's discovery that, of the three alpha adrenergic receptors, the alpha 1-a receptor is an appropriate target for BPH. Further, the trials provide some support for the hypothesis that the cardiovascular side effects associated with BPH drugs on the market that work through the alpha adrenergic system, but that do not selectively target the alpha 1-a receptor over other alpha adrenergic receptors, may be caused by their lack of selectivity for the adrenergic 1-a receptor.

         The Company holds several U.S. patents covering the use of alpha 1-a antagonists having defined degrees of selectivity for the alpha 1-a receptor relative to one or both of the other alpha-1 receptors for the treatment of BPH. In addition, the Company holds U.S. patents covering the use of genetically engineered cells expressing the human alpha 1-a receptor to identify compounds that bind to the receptor, as well as U.S. patents covering the genes encoding the three human alpha adrenergic receptors. Pursuant to its agreement with the Company, Merck has a license under these patents to develop and commercialize alpha 1-a antagonists. Merck has indicated that it is attempting to identify additional compounds to replace the former lead compound.

         "While Merck's discontinuance of oral development is obviously very disappointing to us and our shareholders," said Kathleen P. Mullinix, chairman, president and chief executive officer of the

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Company, "we, like most people in this business, recognize that drug development is an extremely difficult process, with the vast majority of compounds failing at an early stage. At the same time, we are gratified that Merck was able to
demonstrate  in  clinical  trials  that  the  alpha  1-a  adrenergic   mechanism
discovered by Synaptic has validity, specifically shown by increasing urine flow in patients with BPH. For us, these clinical data further demonstrate the value of our human receptor technology in providing new targets for drug discovery to the pharmaceutical industry."

         Synaptic  Pharmaceutical  Corporation  is  a  leading  company  in  the discovery and validation of G protein-coupled receptor targets for drug discovery. The Company's technology, "human receptor-targeted drug design technology," involves the use of cloned human receptors that the Company validates as targets for the design of potential drugs. Licensees of the Company's patented technology are Eli Lilly and Company, Merck and Co., Inc., Novartis Pharma A.G., and Grunenthal GmbH. The Company is currently collaborating with Grunenthal to validate certain G protein-coupled receptors as targets for discovery of drugs for the treatment of pain.

This press release contains  "forward-looking  statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include any statements relating to the future of the Company's and Merck's drug discovery program, any statements relating to the value of the Company's technology and patent estate and any other statements which are not historical facts. Such statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties relating to difficulties or delays in development, testing, regulatory approval, production and marketing of drug candidates, the inability to identify additional drug development candidates or potential products, the inability to license from third parties drug candidates, unexpected adverse side effects or inadequate therapeutic efficacy of drug candidates that could slow or prevent product development efforts, competition within anticipated product markets, the uncertainty of product development in the pharmaceutical industry, the uncertainty of patent protection for intellectual property or trade secrets and those risks and uncertainties detailed under the captions "Competition" and "Government Regulation" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Form 10-K"), as well as the risks and uncertainties disclosed under the captions "Early Stage of Product Development; Technological Uncertainty," "Dependence on Collaborative Partners and Licensees for Development, Regulatory Approvals, Manufacturing, Marketing and Other Resources" and "Uncertainties Related to Clinical Trials" as "Cautionary Statements" in the 1998 Form 10-K or detailed from time to time in filings the Company makes with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in the forward-looking statements contained herein are reasonable, it can give no assurance that such expectations will prove to be correct. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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